                                                                    EXHIBIT 99.1


                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 1999-H

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding home improvement loan contracts transferred to the trust formed in November 1999, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated November 17, 1999 and the additional contracts transferred to the trust on the closing date. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated November 17, 1999.

  The tables below show additional characteristics of the fixed rate loans.

              Geographical Distribution of Mortgaged Properties--
                           Initial Fixed Rate Loans

                                                                             % of
                                          % of                             Fixed Rate
                                        Fixed Rate-                         Loans by
                                          Loans       Aggregate Principal  Outstanding
                          Number of    by Number of         Balance         Principal
                         Loans as of     Loans as      Outstanding as of  Balance as of
                         Cut-off Date of Cut-off Date    Cut-off Date     Cut-off Date
                         ------------ --------------- ------------------- -------------
Alabama.................      234           2.69%       $ 13,323,112.17        2.61%
Arizona.................      205           2.36           9,579,224.46        1.88
Arkansas................      110           1.27           6,392,301.87        1.25
California..............      603           6.94          45,478,713.13        8.92
Colorado................      233           2.68          13,803,019.98        2.71
Connecticut.............      120           1.38           7,504,214.06        1.47
Delaware................       49           0.56           3,907,400.53        0.77
District of Columbia....       17           0.20           1,159,169.40        0.23
Florida.................      486           5.59          30,618,402.61        6.00
Georgia.................      252           2.90          17,048,950.39        3.34
Idaho...................       20           0.23             757,359.91        0.15
Illinois................      432           4.97          23,067,168.80        4.52
Indiana.................      241           2.77          11,336,241.44        2.22
Iowa....................      135           1.55           6,893,421.05        1.35
Kansas..................      146           1.68           6,792,340.91        1.33
Kentucky................      116           1.34           7,022,326.93        1.38
Louisiana...............      210           2.42          11,314,298.35        2.22
Maine...................       12           0.14             793,254.26        0.16
Maryland................      142           1.63           9,003,309.45        1.77
Massachusetts...........      101           1.16           6,905,814.59        1.35
Michigan................      493           5.67          31,225,073.18        6.12
Minnesota...............      133           1.53           7,120,427.50        1.40
Mississippi.............       91           1.05           4,680,575.89        0.92
Missouri................      285           3.28          14,332,569.20        2.81
Montana.................       19           0.22           1,127,309.18        0.22
Nebraska................       98           1.13           5,826,585.54        1.14
Nevada..................       83           0.96           4,311,634.97        0.85
New Hampshire...........       23           0.26           1,657,423.11        0.33
New Jersey..............      123           1.42          10,299,537.32        2.02
New Mexico..............       42           0.48           3,222,898.21        0.63
New York................      399           4.59          23,953,566.06        4.70
North Carolina..........      282           3.25          16,184,567.97        3.17
North Dakota............       20           0.23             961,504.43        0.19
Ohio....................      563           6.48          31,698,533.10        6.22
Oklahoma................       72           0.83           3,849,094.36        0.75
Oregon..................       35           0.40           2,457,199.77        0.48
Pennsylvania............      387           4.45          19,693,214.23        3.86
Rhode Island............       27           0.31           1,549,798.64        0.30
South Carolina..........      203           2.34          12,634,016.35        2.48
South Dakota............       27           0.31           1,449,363.29        0.28
Tennessee...............      217           2.50          14,416,203.22        2.83
Texas...................      519           5.97          22,844,104.27        4.48
Utah....................       66           0.76           3,452,206.75        0.68
Vermont.................        3           0.03             196,400.00        0.04
Virginia................      260           2.99          14,462,235.11        2.84
Washington..............      159           1.83          12,504,992.09        2.45
West Virginia...........       44           0.51           2,080,962.83        0.41
Wisconsin...............      107           1.23           5,949,459.50        1.17
Wyoming.................       44           0.51           3,129,978.14        0.61
                            -----         ------        ---------------      ------
Total...................    8,688         100.00%       $509,971,478.50      100.00%
                            =====         ======        ===============      ======

                     Years of Origination--Fixed Rate Loans

                                                                  % of
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1991......................       1      $     17,321.75              * %
1993......................       1             4,789.71              *
1994......................       3            83,880.06            0.02
1995......................      31         1,311,302.33            0.26
1996......................      77         3,107,463.02            0.61
1997......................     161         8,236,905.49            1.62
1998......................      47         3,205,794.67            0.63
1999......................   8,367       494,004,021.47           96.87
                             -----      ---------------          ------
    Total.................   8,688      $509,971,478.50          100.00%
                             =====      ===============          ======

----------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the fixed rate loans as of the cut-off date.

             Distribution of Original Loan Amounts--Fixed Rate Loans

                                                                 % of
                          Number of                       Fixed Rate Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
Less than $ 10,000.......      14      $    112,216.61            0.02%
$ 10,000 to $ 19,999.....   1,405        20,351,277.22            3.99
$ 20,000 to $ 29,999.....   1,341        32,702,716.58            6.41
$ 30,000 to $ 39,999.....     993        34,166,351.15            6.70
$ 40,000 to $ 49,999.....     897        39,653,214.10            7.78
$ 50,000 to $ 59,999.....     746        40,550,209.33            7.95
$ 60,000 to $ 69,999.....     639        41,183,625.01            8.08
$ 70,000 to $ 79,999.....     568        42,205,584.26            8.28
$ 80,000 to $ 89,999.....     440        36,954,448.19            7.25
$ 90,000 to $ 99,999.....     347        32,703,772.05            6.41
$100,000 to $109,999.....     277        29,036,988.21            5.69
$110,000 to $119,999.....     213        24,374,565.33            4.78
$120,000 to $129,999.....     162        20,059,826.15            3.93
$130,000 to $139,999.....     117        15,694,157.56            3.08
$140,000 to $149,999.....     110        15,854,220.30            3.11
$150,000 to $159,999.....      78        11,976,533.70            2.35
$160,000 to $169,999.....      64        10,477,845.68            2.05
$170,000 to $179,999.....      37         6,433,637.38            1.26
$180,000 to $189,999.....      35         6,439,870.53            1.26
$190,000 to $199,999.....      38         7,373,728.12            1.45
$200,000 to $109,999.....      35         7,141,140.58            1.40
$210,000 to $119,999.....      22         4,700,764.18            0.92
$220,000 to $129,999.....      18         4,033,689.67            0.79
$230,000 to $139,999.....      19         4,471,262.73            0.88
$240,000 to $149,999.....      13         3,166,615.23            0.62
$250,000 to $159,999.....      14         3,544,351.78            0.70
$260,000 to $169,999.....       6         1,574,700.00            0.31
$270,000 to $179,999.....       1           270,000.00            0.05
$280,000 to $189,999.....       4         1,143,000.00            0.22
$290,000 to $199,999.....       3           889,348.63            0.17
Over   $299,999..........      32        10,731,818.24            2.10
                            -----      ---------------          ------
    Total................   8,688      $509,971,478.50          100.00%
                            =====      ===============          ======

                          Loan Rates--Fixed Rate Loans

                             Number of                             % of
                               Loans                        Fixed Rate Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
    Range of Loan Rates      off Date  as of Cut-off Date      Cut-off Date
    -------------------      --------- ------------------- ---------------------
6.50% to  7.00%.............       1     $     71,000.00            0.01%
7.01% to  8.00%.............      17        1,519,280.21            0.30
8.01% to  9.00%.............      83        8,222,705.26            1.61
9.01% to 10.00%.............     398       42,937,280.84            8.42
10.01% to 11.00%............     955       87,743,843.02           17.21
11.01% to 12.00%............   1,615      129,534,041.61           25.40
12.01% to 13.00%............   1,650      101,808,874.25           19.96
13.01% to 14.00%............   1,747       68,365,914.51           13.41
14.01% to 15.00%............   1,309       43,574,560.11            8.54
15.01% to 16.00%............     477       15,420,992.48            3.02
16.01% to 17.00%............     226        6,098,847.23            1.20
17.01% to 18.00%............     117        2,736,162.83            0.54
18.01% to 19.00%............      70        1,564,632.21            0.31
19.01% to 20.00%............      21          332,843.94            0.07
Greater than 20.00%.........       2           40,500.00            0.01
                               -----     ---------------          ------
    Total...................   8,688     $509,971,478.50          100.00%
                               =====     ===============          ======

                 Remaining Months to Maturity--Fixed Rate Loans

                                                                 % of
                           Number of                       Fixed Rate Loans by
   Months Remaining to       Loans    Aggregate Principal Outstanding Principal
    Scheduled Maturity     as of Cut- Balance Outstanding     Balance as of
    as of Cut-off Date      off Date  as of Cut-off Date      Cut-off Date
   -------------------     ---------- ------------------- ---------------------
1 to 30...................      16      $    251,790.87            0.05%
31 to 60..................     131         2,900,951.13            0.57
61 to 90..................     116         3,445,252.67            0.68
91 to 120.................     639        18,102,933.84            3.55
121 to 150................      97         4,923,306.94            0.97
151 to 180................   2,643       145,291,894.49           28.49
181 to 210................      25         1,645,648.55            0.32
211 to 240................   3,042       176,861,679.01           34.68
241 to 270................       1           122,500.00            0.02
271 to 300................   1,133        74,884,622.45           14.68
301 to 330................       1            49,999.39            0.01
331 to 360................     844        81,490,899.16           15.98
                             -----      ---------------          ------
    Total.................   8,688      $509,971,478.50          100.00%
                             =====      ===============          ======

                         Lien Position--Fixed Rate Loans

                                                                 % of
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
         Position           off Date  as of Cut-off Date      Cut-off Date
         --------          ---------- ------------------- ---------------------
First.....................   5,013      $401,881,164.49           78.80%
Second....................   3,600       106,450,460.30           20.87
Third.....................      75         1,639,853.71            0.32
                             -----      ---------------          ------
    Total.................   8,688      $509,971,478.50          100.00%
                             =====      ===============          ======

                 Combined Loan-to-Value Ratio--Fixed Rate Loans

                                                                      % of
                                                                 Fixed Rate Loans
                                Number of   Aggregate Principal   by Outstanding
                               Loans as of  Balance Outstanding Principal Balance
Combined Loan-to-Value Ratio   Cut-off Date as of Cut-off Date  as of Cut-off Date
----------------------------   ------------ ------------------- ------------------
Less than    10.01%...........        1       $     30,000.00           0.01%
 10.01% to  20.00%............       25            491,242.98           0.10
 20.01% to  30.00%............       43          1,162,454.69           0.23
 30.01% to  40.00%............       80          2,428,707.48           0.48
 40.01% to  50.00%............       81          3,153,214.58           0.62
 50.01% to  60.00%............      156          6,948,848.97           1.36
 60.01% to  70.00%............      308         13,992,262.74           2.74
 70.01% to  80.00%............    1,032         53,419,193.77          10.47
 80.01% to  90.00%............    2,235        132,755,380.45          26.03
 90.01% to 100.00%............    4,727        295,590,172.84          57.96
                                  -----       ---------------         ------
    Total.....................    8,688       $509,971,478.50         100.00%
                                  =====       ===============         ======

  The tables below show additional characteristics of the group I adjustable rate loans.

              Geographical Distribution of Mortgaged Properties--
                          Group I Adjustable Rate Loans

                                                 % of                                    % of
                                                Group I                                 Group I
                                            Adjustable Rate Aggregate Principal  Adjustable Rate Loans
                                            Loans by Number       Balance       by Outstanding Principal
                          Number of Loans     of Loans as    Outstanding as of       Balance as of
                         as of Cut-off Date of Cut-off Date    Cut-off Date           Cut-off Date
                         ------------------ --------------- ------------------- ------------------------
Alabama.................          54              2.73%       $  4,843,378.20              2.34%
Arizona.................          44              2.23           5,091,296.08              2.46
Arkansas................           3              0.15             163,294.83              0.08
California..............          93              4.71          13,837,554.42              6.69
Colorado................          86              4.35          10,925,686.08              5.28
Connecticut.............          11              0.56           1,268,972.91              0.61
Delaware................           1              0.05             135,729.04              0.07
District Of Columbia....           7              0.35             815,734.09              0.39
Florida.................          78              3.95           7,790,960.95              3.76
Georgia.................          90              4.55           8,732,238.66              4.22
Idaho...................          11              0.56             903,593.77              0.44
Illinois................          99              5.01          11,640,046.37              5.62
Indiana.................         102              5.16           8,157,105.57              3.94
Iowa....................           9              0.46             736,725.70              0.36
Kansas..................          17              0.86           1,806,246.56              0.87
Kentucky................          30              1.52           2,447,403.42              1.18
Louisiana...............          30              1.52           2,796,637.95              1.35
Maine...................           3              0.15             331,349.70              0.16
Maryland................          54              2.73           6,460,422.59              3.12
Massachusetts...........          31              1.57           4,164,528.52              2.01
Michigan................         141              7.14          13,887,294.18              6.71
Minnesota...............          21              1.06           2,285,920.66              1.10
Mississippi.............          15              0.76           1,062,477.39              0.51
Missouri................          51              2.58           4,616,318.60              2.23
Montana.................           2              0.10             225,055.00              0.11
Nebraska................           6              0.30             503,838.57              0.24
Nevada..................          22              1.11           2,536,304.90              1.23
New Hampshire...........           5              0.25             475,392.14              0.23
New Jersey..............          15              0.76           1,850,726.86              0.89
New Mexico..............           4              0.20             339,622.09              0.16
New York................          16              0.81           2,157,791.49              1.04
North Carolina..........          97              4.91          10,440,948.38              5.05
Ohio....................         202             10.22          18,385,345.56              8.88
Oklahoma................           3              0.15             319,277.00              0.15
Oregon..................          48              2.43           6,017,954.46              2.91
Pennsylvania............          61              3.09           5,175,995.82              2.50
Rhode Island............          21              1.06           2,398,686.12              1.16
South Carolina..........          50              2.53           3,800,162.56              1.84
Tennessee...............          47              2.38           4,697,454.65              2.27
Texas...................          92              4.66           8,522,883.22              4.12
Utah....................          43              2.18           5,577,506.95              2.70
Vermont.................           1              0.05              49,467.85              0.02
Virginia................          47              2.38           4,948,387.74              2.39
Washington..............          87              4.40          11,244,285.48              5.43
West Virginia...........           6              0.30             467,309.63              0.23
Wisconsin...............          16              0.81           1,321,659.82              0.64
Wyoming.................           4              0.20             586,820.00              0.28
                               -----            ------        ---------------            ------
    Total...............       1,976            100.00%       $206,943,792.53            100.00%
                               =====            ======        ===============            ======

              Years of Origination--Group I Adjustable Rate Loans

                                                                    % of Group I
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1997....................           1          $     70,125.95            0.03%
1998....................          68             6,676,199.59            3.23
1999....................       1,907           200,197,792.53           96.74
                               -----          ---------------          ------
    Total...............       1,976          $206,943,792.53          100.00%
                               =====          ===============          ======

     Distribution of Original Loan Amounts--Group I Adjustable Rate Loans

                                                                    % of Group I
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
  Original Loan Amount    Number of Loans   Balance Outstanding     Balance as of
      (in Dollars)       as of Cut-off Date as of Cut-off Date      Cut-off Date
  --------------------   ------------------ ------------------- ---------------------
$ 10,000 to $ 19,999....           3          $     45,894.56            0.02%
$ 20,000 to $ 29,999....          14               357,706.21            0.17
$ 30,000 to $ 39,999....          36             1,262,856.94            0.61
$ 40,000 to $ 49,999....         103             4,584,290.43            2.22
$ 50,000 to $ 59,999....         148             8,203,468.37            3.96
$ 60,000 to $ 69,999....         197            12,789,801.08            6.18
$ 70,000 to $ 79,999....         214            16,005,700.26            7.73
$ 80,000 to $ 89,999....         179            15,074,819.22            7.28
$ 90,000 to $ 99,999....         148            14,028,702.53            6.78
$100,000 to $109,999....         146            15,283,447.80            7.39
$110,000 to $119,999....         132            15,180,580.71            7.34
$120,000 to $129,999....         125            15,522,176.38            7.50
$130,000 to $139,999....          93            12,524,781.15            6.05
$140,000 to $149,999....         100            14,456,131.91            6.99
$150,000 to $159,999....          83            12,836,769.99            6.20
$160,000 to $169,999....          57             9,370,701.96            4.53
$170,000 to $179,999....          45             7,814,961.75            3.78
$180,000 to $189,999....          28             5,144,620.79            2.49
$190,000 to $199,999....          40             7,805,323.00            3.77
$200,000 to $209,999....          23             4,711,918.45            2.28
$210,000 to $219,999....          20             4,296,648.42            2.08
$220,000 to $229,999....          23             5,178,908.89            2.50
$230,000 to $239,999....          17             3,983,673.07            1.93
$240,000 to $250,000....           2               479,908.66            0.23
                               -----          ---------------          ------
    Total...............       1,976          $206,943,792.53          100.00%
                               =====          ===============          ======

               Current Loan Rates--Group I Adjustable Rate Loans

                                                                            % of Group I
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates           as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------           ------------------ ------------------- --------------------------
 6.01% to  7.00%............            1          $     83,700.00               0.04%
 7.01% to  8.00%............           20             2,483,575.93               1.20
 8.01% to  9.00%............          323            36,836,498.24              17.80
 9.01% to 10.00%............          868            93,445,072.20              45.15
10.01% to 11.00%............          568            57,356,821.18              27.72
11.01% to 12.00%............          169            14,862,274.25               7.18
12.01% to 13.00%............           24             1,718,317.64               0.83
13.01% to 14.00%............            3               157,533.09               0.08
                                    -----          ---------------             ------
    Total...................        1,976          $206,943,792.53             100.00%
                                    =====          ===============             ======

          Remaining Months to Maturity--Group I Adjustable Rate Loans

                                                                            % of Group I
Months Remaining to                              Aggregate Principal  Adjustable Rate Loans by
Scheduled Maturity             Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date            as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------           ------------------ ------------------- --------------------------
 91 to 120..................            1          $     57,909.97               0.03%
151 to 180..................            2               204,574.84               0.10
331 to 360..................        1,973           206,621,307.72              99.87
                                    -----          ---------------             ------
    Total...................        1,976          $206,943,792.53             100.00%
                                    =====          ===============             ======

          Combined Loan-to-Value Ratio--Group I Adjustable Rate Loans

                                                                            % of Group I
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------  ------------------ ------------------- --------------------------
20.01% to  30.00%...........            2          $     83,200.00               0.04%
30.01% to  40.00%...........            4               167,459.22               0.08
40.01% to  50.00%...........           12               751,898.87               0.36
50.01% to  60.00%...........           19             1,735,743.88               0.84
60.01% to  70.00%...........           49             3,589,488.88               1.73
70.01% to  80.00%...........          392            38,094,345.54              18.41
80.01% to  90.00%...........        1,029           107,240,676.05              51.82
90.01% to 100.00%...........          469            55,280,980.09              26.71
                                    -----          ---------------             ------
    Total...................        1,976          $206,943,792.53             100.00%
                                    =====          ===============             ======

         Month of Next Rate Adjustment--Group I Adjustable Rate Loans

                                                                             % of Group I
                                                  Aggregate Principal  Adjustable Rate Loans by
                                Number of Loans   Balance Outstanding   Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
September 1999..............             1          $     50,000.00               0.02%
October 1999................             1               237,643.20               0.11
November 1999...............             2               197,451.32               0.10
February 2000...............             3               275,967.05               0.13
March 2000..................             1                92,492.00               0.04
April 2000..................             1               154,901.30               0.07
May 2000....................             2               208,697.04               0.10
June 2000...................             7               634,759.36               0.31
July 2000...................             5               316,104.42               0.15
August 2000.................            11             1,178,746.85               0.57
September 2000..............            15             1,448,789.90               0.70
October 2000................             5               538,075.56               0.26
November 2000...............            10             1,174,281.73               0.57
December 2000...............             6               390,034.34               0.19
January 2001................             6               515,568.53               0.25
February 2001...............             9               793,683.97               0.38
March 2001..................            12             1,289,551.71               0.62
April 2001..................            12               970,139.21               0.47
May 2001....................            71             7,124,817.74               3.44
June 2001...................           171            18,587,697.37               8.98
July 2001...................           260            27,947,980.07              13.51
August 2001.................           555            58,883,197.38              28.45
September 2001..............           553            57,114,017.09              27.60
October 2001................           174            18,679,305.53               9.03
November 2001...............            12             1,195,433.84               0.58
December 2001...............             1                87,355.08               0.04
January 2002................             1               143,517.59               0.07
April 2002..................             1                98,822.60               0.05
May 2002....................             2               254,826.63               0.12
June 2002...................             1                36,521.66               0.02
July 2002...................             7               709,521.62               0.34
August 2002.................            22             2,410,895.91               1.17
September 2002..............            30             2,767,752.30               1.34
October 2002................             3               164,725.00               0.08
January 2004................             1                51,779.41               0.03
May 2004....................             1                57,241.56               0.03
March 2029..................             1               161,496.66               0.08
                                     -----          ---------------             ------
    Total...................         1,976          $206,943,792.53             100.00%
                                     =====          ===============             ======

          Distribution of Gross Margin--Group I Adjustable Rate Loans

                                                                       % of Group I
                                            Aggregate Principal   Adjustable Rate Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
3.750% to 3.999%........           2          $    257,646.74               0.12%
4.000% to 4.249%........           4               455,088.62               0.22
4.250% to 4.499%........           1                38,000.00               0.02
4.500% to 4.749%........          14             1,323,528.44               0.64
4.750% to 4.999%........          15             1,720,810.36               0.83
5.000% to 5.249%........          30             2,516,233.08               1.22
5.250% to 5.499%........          43             4,870,537.42               2.35
5.500% to 5.749%........         144            15,691,367.22               7.58
5.750% to 5.999%........         281            28,856,297.20              13.94
6.000% to 6.249%........         225            25,987,863.42              12.56
6.250% to 6.499%........         203            21,972,775.74              10.62
6.500% to 6.749%........         199            21,065,824.75              10.18
6.750% to 6.999%........         241            26,633,519.57              12.87
7.000% to 7.249%........         175            17,628,755.92               8.52
7.250% to 7.499%........         126            12,824,277.18               6.20
7.500% to 7.749%........          97             9,958,584.83               4.81
7.750% to 7.999%........          59             5,619,524.68               2.72
8.000% to 8.249%........          48             4,018,109.35               1.94
8.250% to 8.499%........          25             2,222,672.69               1.07
8.500% to 8.749%........          19             1,393,433.94               0.67
8.750% to 8.999%........           8               678,135.79               0.33
9.000% to 9.249%........           6               367,946.85               0.18
9.250% to 9.499%........           4               238,919.22               0.12
9.500% to 9.749%........           1                70,179.87               0.03
9.750% to 9.999%........           4               319,259.65               0.15
10.500% to 10.749%......           1               164,000.00               0.08
10.750% to 10.999%......           1                50,500.00               0.02
                               -----          ---------------             ------
    Total...............       1,976          $206,943,792.53             100.00%
                               =====          ===============             ======

           Maximum Loan Rates--Group I Adjustable Rate Loans

                                                                   % of Group I
                         Number of Loans Aggregate Principal  Adjustable Rate Loans by
                          as of Cut-off  Balance Outstanding   Outstanding Principal
Maximum Loan Rates            Date       as of Cut-off Date  Balance as of Cut-off Date
------------------       --------------- ------------------- --------------------------
10.750% to 10.999%......          1        $     55,250.00               0.03%
11.500% to 11.749%......          1              63,663.56               0.03
13.250% to 13.499%......          2             302,146.66               0.15
13.500% to 13.749%......          1              84,150.00               0.04
13.750% to 13.999%......         14           1,811,908.80               0.88
14.000% to 14.249%......          8             834,859.17               0.40
14.250% to 14.499%......         15           1,680,897.90               0.81
14.500% to 14.749%......         53           5,457,201.87               2.64
14.750% to 14.999%......        175          19,840,945.00               9.59
15.000% to 15.249%......         74           7,770,170.11               3.75
15.250% to 15.499%......        171          18,923,062.97               9.14
15.500% to 15.749%......        176          18,753,072.44               9.06
15.750% to 15.999%......        366          39,669,202.54              19.17
16.000% to 16.249%......        103          11,268,775.11               5.45
16.250% to 16.499%......        182          19,288,723.42               9.32
16.500% to 16.749%......        145          15,249,575.92               7.37
16.750% to 16.999%......        188          18,634,620.02               9.00
17.000% to 17.249%......         59           5,819,949.07               2.81
17.250% to 17.499%......         68           6,514,297.29               3.15
17.500% to 17.749%......         51           4,607,565.60               2.23
17.750% to 17.999%......         49           4,369,723.25               2.11
18.000% to 18.249%......         18           1,681,807.64               0.81
18.250% to 18.499%......         16           1,203,339.16               0.58
18.500% to 18.749%......         18           1,306,466.80               0.63
18.750% to 18.999%......          5             456,901.30               0.22
19.000% to 19.249%......          1             104,000.00               0.05
19.250% to 19.499%......          3             134,775.57               0.07
19.500% to 19.749%......          1              86,000.00               0.04
19.750% to 19.999%......          4             324,697.42               0.16
Greater than 19.999%....          8             646,043.94               0.31
                              -----        ---------------             ------
    Total...............      1,976        $206,943,792.53             100.00%
                              =====        ===============             ======

           Minimum Loan Rates--Group I Adjustable Rate Loans

                         Number of                            % of Group I
                           Loans    Aggregate Principal  Adjustable Rate Loans by
                         as of Cut- Balance Outstanding   Outstanding Principal
Minimum Loan Rates        off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ---------- ------------------- --------------------------
 5.250% to  5.499%......       1      $    100,735.72               0.05%
 5.500% to  5.749%......       1            62,099.85               0.03
 6.000% to  6.249%......       2           229,388.46               0.11
 6.250% to  6.499%......       2           185,205.08               0.09
 6.500% to  6.749%......       1            51,779.41               0.03
 6.750% to  6.999%......       2           193,398.21               0.09
 7.000% to  7.249%......       4           497,311.78               0.24
 7.250% to  7.499%......       4           479,442.11               0.23
 7.500% to  7.749%......       2           183,270.78               0.09
 7.750% to  7.999%......      15         1,913,508.80               1.92
 8.000% to  8.249%......       6           687,979.51               0.33
 8.250% to  8.499%......      18         2,250,496.91               1.09
 8.500% to  8.749%......      61         6,563,865.08               3.17
 8.750% to  8.999%......     224        25,792,496.09              12.46
 9.000% to  9.249%......      80         8,539,364.75               4.13
 9.250% to  9.499%......     192        21,431,195.13              10.36
 9.500% to  9.749%......     204        21,825,361.21              10.55
 9.750% to  9.999%......     381        40,511,402.93              19.58
10.000% to 10.249%......     103        10,726,578.69               5.18
10.250% to 10.499%......     182        18,556,997.37               8.97
10.500% to 10.749%......     130        13,464,768.88               6.51
10.750% to 10.999%......     154        14,776,475.01               7.14
11.000% to 11.249%......      59         5,911,048.51               2.86
11.250% to 11.499%......      53         4,643,041.71               2.24
11.500% to 11.749%......      45         3,536,402.19               1.71
11.750% to 11.999%......      24         2,032,400.73               0.98
12.000% to 12.249%......       8           612,656.22               0.30
12.250% to 12.499%......       7           364,104.78               0.18
12.500% to 12.749%......       6           461,328.39               0.22
12.750% to 12.999%......       3           264,255.00               0.13
13.250% to 13.499%......       1            44,933.24               0.02
13.750% to 13.999%......       1            50,500.00               0.02
                           -----      ---------------             ------
  Total.................   1,976      $206,943,792.53             100.00%
                           =====      ===============             ======

  The tables below show additional characteristics of the group II adjustable rate loans.

              Geographical Distribution of Mortgaged Properties--
                         Group II Adjustable Rate Loans

                                             % of Group II
                                            Adjustable Rate Aggregate Principal       % of Group II
                                            Loans by Number       Balance        Adjustable Rate Loans by
                          Number of Loans     of Loans as    Outstanding as of    Outstanding Principal
                         as of Cut-off Date of Cut-off Date    Cut-off Date     Balance as of Cut-off Date
                         ------------------ --------------- ------------------- --------------------------
Alabama.................          1               1.05%       $   255,100.00                0.94%
Arizona.................          1               1.05            338,213.22                1.25
California..............         26              27.37          7,458,865.36               27.63
Colorado................          7               7.37          1,988,382.09                7.36
Connecticut.............          2               2.11            564,694.55                2.09
Florida.................          1               1.05            242,903.23                0.90
Georgia.................          5               5.26          1,389,251.98                5.15
Idaho...................          1               1.05            323,850.44                1.20
Indiana.................          1               1.05            247,139.75                0.92
Maryland................          9               9.47          2,517,027.42                9.32
Massachusetts...........          3               3.16            903,364.85                3.35
Michigan................          1               1.05            241,300.00                0.89
Minnesota...............          1               1.05            255,935.00                0.95
Nevada..................          1               1.05            355,260.00                1.32
New York................          3               3.16            995,249.28                3.69
North Carolina..........          1               1.05            275,825.79                1.02
Ohio....................          2               2.11            577,646.89                2.14
Oregon..................          2               2.11            609,011.52                2.26
Pennsylvania............          4               4.21          1,143,807.55                4.24
Tennessee...............          2               2.11            521,792.38                1.93
Texas...................          5               5.26          1,381,158.61                5.12
Utah....................          3               3.16            757,904.15                2.81
Virginia................          7               7.37          2,120,324.37                7.85
Washington..............          6               6.32          1,534,975.89                5.69
                                ---             ------        --------------              ------
    Total...............         95             100.00%       $26,998,984.32              100.00%
                                ===             ======        ==============              ======

             Years of Origination--Group II Adjustable Rate Loans

                                                                           % of Group II
                                               Aggregate Principal     Adjustable Rate Loans by
                          Number of Loans      Balance Outstanding      Outstanding Principal
Year of Origination      as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
-------------------      ------------------    -------------------    --------------------------
1998....................          4              $ 1,086,642.71                 4.02%
1999....................         91               25,912,341.61                95.98
                                ---              --------------               ------
    Total...............         95              $26,998,984.32               100.00%
                                ===              ==============               ======

     Distribution of Original Loan Amounts--Group II Adjustable Rate Loans

                                                                           % of Group II
                                               Aggregate Principal     Adjustable Rate Loans by
  Original Loan Amount    Number of Loans      Balance Outstanding      Outstanding Principal
      (in Dollars)       as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
  --------------------   ------------------    -------------------    --------------------------
$240,000 to $249,999....         15              $ 3,678,011.44               13.62%
$250,000 to $259,999....         13                3,301,855.58               12.23
$260,000 to $269,999....         11                2,908,247.55               10.77
$270,000 to $279,999....         11                3,016,103.67               11.17
$280,000 to $289,999....         12                3,416,278.33               12.65
$290,000 to $299,999....          9                2,652,081.31                9.82
Greater than $299,999...         24                8,026,406.44               29.73
                                ---              --------------              ------
    Total...............         95              $26,998,984.32              100.00%
                                ===              ==============              ======

              Current Loan Rates--Group II Adjustable Rate Loans

                                                                            % of Group II
                                               Aggregate Principal     Adjustable Rate Loans by
                          Number of Loans      Balance Outstanding      Outstanding Principal
Range of Loan Rates      as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
-------------------      ------------------    -------------------    --------------------------
 7.01% to  8.00%........          5              $ 1,508,615.85                  5.59%
 8.01% to  9.00%........         21                5,885,746.63                 21.80
 9.01% to 10.00%........         47               13,387,436.91                 49.58
10.01% to 11.00%........         18                5,170,606.71                 19.15
11.01% to 12.00%........          3                  774,364.85                  2.87
13.01% to 14.00%........          1                  272,213.37                  1.01
                                ---              --------------                ------
    Total...............         95              $26,998,984.32                100.00%
                                ===              ==============                ======

         Remaining Months to Maturity--Group II Adjustable Rate Loans

                                                                           % of Group II
  Months Remaining to                          Aggregate Principal     Adjustable Rate Loans by
   Scheduled Maturity     Number of Loans      Balance Outstanding      Outstanding Principal
   as of Cut-off Date    as of Cut-off Date    as of Cut-off Date     Balance as of Cut-off Date
  -------------------    ------------------    -------------------    --------------------------
331 to 360..............         95               $26,998,984.32              100.00%
                                ---               --------------              ------
    Total...............         95               $26,998,984.32              100.00%
                                ===               ==============              ======

      Combined Loan-to-Value Ratio--Group II Adjustable Rate Loans

                                                                          % of Group II
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------  ------------------ ------------------- --------------------------
50.01% to  60.00%...........           1           $   280,000.00                1.04%
60.01% to  70.00%...........           3               833,070.37                3.09
70.01% to  80.00%...........          17             4,884,624.83               18.09
80.01% to  90.00%...........          51            14,580,055.42               54.00
90.01% to 100.00%...........          23             6,421,233.70               23.78
                                     ---           --------------              ------
    Total...................          95           $26,998,984.32              100.00%
                                     ===           ==============              ======

     Month of Next Rate Adjustment--Group II Adjustable Rate Loans

                                                                            % of Group II
                                                  Aggregate Principal   Adjustable Rate Loans
                                Number of Loans   Balance Outstanding  by Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
March 2000..................            1           $   354,000.00                1.31%
April 2000..................            1               270,334.70                1.00
August 2000.................            1               301,337.55                1.12
September 2000..............            1               272,213.37                1.01
November 2000...............            1               242,757.09                0.90
March 2001..................            1               338,815.53                1.25
April 2001..................            1               250,738.42                0.93
May 2001....................            2               532,688.39                1.97
June 2001...................            8             2,274,495.24                8.42
July 2001...................           16             4,601,079.72               17.04
August 2001.................           36            10,313,626.09               38.20
September 2001..............           18             5,055,848.22               18.73
October 2001................            8             2,191,050.00                8.12
                                      ---           --------------              ------
    Total...................           95           $26,998,984.32              100.00%
                                      ===           ==============              ======

      Distribution of Gross Margin--Group II Adjustable Rate Loans

                                                                      % of Group II
                                            Aggregate Principal   Adjustable Rate Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
4.750% to 4.999%........          1           $   337,500.00                1.25%
5.000% to 5.249%........          1               387,600.00                1.44
5.250% to 5.499%........          2               520,200.00                1.93
5.500% to 5.749%........         12             3,485,527.76               12.91
5.750% to 5.999%........         11             3,192,007.22               11.82
6.000% to 6.249%........         12             3,201,122.66               11.86
6.250% to 6.499%........         15             4,317,254.83               15.99
6.500% to 6.749%........          9             2,573,216.99                9.53
6.750% to 6.999%........         18             5,236,159.54               19.39
7.000% to 7.249%........          3               779,438.42                2.89
7.250% to 7.499%........          4             1,126,792.38                4.17
7.750% to 7.999%........          3               791,616.45                2.93
8.000% to 8.249%........          1               252,000.00                0.93
8.250% to 8.499%........          2               542,548.07                2.01
8.750% to 8.999%........          1               256,000.00                0.95
                                ---           --------------              ------
    Total...............         95           $26,998,984.32              100.00%
                                ===           ==============              ======

               Maximum Loan Rates--Group II Adjustable Rate Loans

                                                                  % of Group II
                         Number of Loans Aggregate Principal  Adjustable Rate Loans by
                          as of Cut-off  Balance Outstanding   Outstanding Principal
Maximum Loan Rates            Date       as of Cut-off Date  Balance as of Cut-off Date
------------------       --------------- ------------------- --------------------------
14.250% to 14.499%......         1         $   275,825.79                1.02%
14.500% to 14.749%......         4           1,222,153.46                4.53
14.750% to 14.999%......        16           4,563,720.34               16.90
15.000% to 15.249%......         2             503,228.44                1.86
15.250% to 15.499%......         7           1,955,792.62                7.24
15.500% to 15.749%......         5           1,456,605.40                5.40
15.750% to 15.999%......        18           5,262,907.70               19.49
16.000% to 16.249%......         3             903,213.59                3.35
16.250% to 16.499%......        15           4,284,816.56               15.87
16.500% to 16.749%......         6           1,681,398.84                6.23
16.750% to 16.999%......        12           3,205,395.84               11.87
17.250% to 17.499%......         2             625,347.52                2.32
17.500% to 17.749%......         3             786,364.85                2.91
19.500% to 19.749%......         1             272,213.37                1.01
                               ---         --------------              ------
    Total...............        95         $26,998,984.32              100.00%
                               ===         ==============              ======

               Minimum Loan Rates--Group II Adjustable Rate Loans

                         Number of                          % of Group II
                           Loans    Aggregate Principal  Adjustable Rate Loans by
                         as of Cut- Balance Outstanding   Outstanding Principal
Minimum Loan Rates        off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ---------- ------------------- -------------------------- ---
 7.750% to  7.999%......      5       $ 1,508,615.85                5.59%
 8.250% to  8.499%......      1           275,825.79                1.02
 8.500% to  8.749%......      4         1,222,153.46                4.53
 8.750% to  8.999%......     15         4,131,407.49               15.30
 9.000% to  9.249%......      5         1,406,442.03                5.21
 9.250% to  9.499%......     13         3,692,882.25               13.68
 9.500% to  9.749%......      8         2,253,205.40                8.35
 9.750% to  9.999%......     22         6,291,267.12               23.30
10.250% to 10.499%......     10         2,921,074.45               10.82
10.500% to 10.749%......      4         1,148,798.84                4.25
10.750% to 10.999%......      4         1,100,733.42                4.08
11.250% to 11.499%......      1           252,000.00                0.93
11.500% to 11.749%......      2           522,364.85                1.93
13.000% to 13.249%......      1           272,213.37                1.01
                            ---       --------------              ------
  Total.................     95       $26,998,984.32              100.00%
                            ===       ==============              ======